UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2010

                              CULLMAN BANCORP, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

          Federal                      000-53801                 63-0052835
          --------                     ---------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)


               316 South Second Avenue SW, Cullman, Alabama 35055
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (256) 734-1740
                                ----------------
               Registrant's telephone number, including area code

                                 Not Applicable
                               -----------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.
            ---------------------------------------------------

     On May 18, 2010, Cullman Bancorp, Inc. (the "Company") held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.


                                                                     Broker
1.   The election of directors        For            Withheld       non-votes
                                   -----------     ------------   -----------

     John A. Riley III              1,919,480         1,100         190,094
                                   -----------     ------------   -----------

     Dr. William F. Peinhardt       1,919,580         1,100         190,094
                                   -----------     ------------   -----------


2. The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accountants for the year ending December 31, 2010.

          For             Against                 Abstain       Broker non-votes
       ---------        -------------         -------------     ---------------

       2,109,238            1,000                 1,000               0
       ---------        -------------         -------------     ---------------



Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions: None

(d)  Exhibits.

     None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CULLMAN BANCORP, INC.


Date: May 19, 2010                          By:  /s/ John A. Riley III
                                                 -------------------------------
                                                 John A. Riley III
                                                 President and
                                                 Chief Executive Officer
                                                (Duly Authorized Representative)